Exhibit 10.16

AMENDMENT NO. 8

TO

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This AMENDMENT NO. 8 (this “Amendment”) is made and entered into as of April 19, 2004, by and between Alcatel USA Marketing, Inc., a corporation organized under the laws of the State of Delaware (“Alcatel”), and Goodman Networks, Inc. a corporation organized under the laws of the State of Texas (“Supplier”).

WITNESSETH:

WHEREAS, Alcatel and Supplier are parties to the Subcontract Agreement, dated as of September 30, 2001 (the “Agreement”);

WHEREAS, Alcatel and Supplier desire to amend the Agreement, upon the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Replace the existing Exhibit C to Attachment 1 with the attached Exhibit C to Attachment 1.

2. Replace the first 4 pages of Attachment III to Exhibit C with the attached 4 pages.

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3. Change Alcatel USA’s address from 1000 Colt Road to 3400 West Plano Parkway in the following:

a.	The first paragraph of the Agreement;

b.	In paragraph 5.3;

c.	In paragraph 8.1;

d.	In paragraph 17;

e.	In Exhibit D, paragraph 1.10;

f.	In Exhibit D, paragraph 2.10; and

g.	In Exhibit D, paragraph 3.16.

4. Continuing Effect. Except as expressly modified by this Amendment, the Agreement remains in full force and effect as of the date hereof.

5. Counterparts and Signatures. The parties may execute any number of counterparts to this Amendment, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. A copy or facsimile of the signature on this Amendment of any authorized representative of either party shall have the same force and effect as an original thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the introductory paragraph hereof.

GOODMAN NETWORKS, INC.		ALCATEL USA MARKETING, INC.

By:	/s/ John A. Goodman	By:	/s/ Danny Wade
Name:	John Goodman	Name:	Danny Wade
Title:	President	Title:	Sr. VP Quality, Services & Operations
Address:	2150 Hutton Drive Carrollton, Texas 75006	Address:	3400 West Plano Parkway Plano, Texas 75075

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT I

to Exhibit C

1.	T&E

LABOR RATES. These rates do not include per diem or travel related expenses.

	Skill Level 1	Skill Level 2	Skill Level 3	Skill Level 4	Skill Level 4a
*****

Requirements for the above categories are defined in Attachment II to Exhibit C attached hereto.

EXPENSES. Airfare and car rental shall be billed at *****. Per diems shall be billed per 7. PER DIEM below.

2.	RATE TERMS

a)	Standard Work Week: 40 hours X 50 hours 60 hours

b)	Standard Work Days: Mon - Fri Mon - Sat Mon – Sun X

c)	Extended Work Week/Holidays rates are ***** the standard rate.

d)	Any work beyond the Standard Work Week must be pre-approved by Alcatel.

e)	The Extended Work Week is only applicable to T&E labor.

f)	Required Union labor rate charges will be determined if required.

3.	BUILDING BLOCK LABOR RATES. These rates do not include per diem or travel related expenses.

*****

# See Paragraph 4 below.

4.	SITE SURVEYS.

a)	A total of ***** hours are allowed for site surveys requiring travel: ***** hours of travel time and ***** hours on site.

b)	***** of per diem is allowed for a site survey requiring travel.

c)	A total of ***** allowed for site surveys conducted by phone.

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.	OTHER RATES. These rates do not include per diem or travel related expenses.

*****

6.	TRAVEL EXPENSES. The rates for airfare and rental cars are:

a)	Rental Cars:

i.	The total rental car rate for up to 2 persons is ***** per day.

ii.	The total rental car rate for 3 to 5 persons is ***** per day. These rates are inclusive of all administrative fees and related expenses.

b)	Domestic Airfare – When applicable, the maximum rate for an interstate round trip flight is ***** per person. This rate is inclusive of administrative fees and expenses.

c)	Domestic Travel – The maximum amount billable to Alcatel for domestic travel is ***** per round trip at the ***** rates stated in 1, 3 or 5 above.

d)	International Travel – Will be bid on a firm fixed price basis. Travel shall be in accordance to Alcatel travel policy and pre-approved by the Alcatel Project Manager.

7.	PER DIEM. Per diem shall be quoted as total per diem days at the applicable per diem rate:

a)	The standard per diem rate is ***** per day for all locations with the exception of those cities identified as Tier 1* and listed herein below. The per diem rate for Tier 1 cities is ***** per day.

b)	Per diem will not be paid by Alcatel for any local installation labor unless the worker is required to travel in excess of ***** from their residence to the job site.

c)	For projects requiring weekend stay, Alcatel will pay per diem at the applicable rates identified above for the applicable city. Weekend per diem is only applicable if the project extends into the subsequent week(s).

d)	Per diem applies to domestic projects within the Continental US, Alaska, and Hawaii.

Tier 1 Cites*

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Boston

Chicago

Washington D.C.

New York City

San Francisco

Los Angeles

Newark

All Hawaii cities

Tier 1 cities shall include the immediate bordering cities/boroughs.

8.	PROGRAM MANAGEMENT AND SUPERVISION.

a)	The Program Management fee shall be charged at a rate not to exceed ***** of the total ***** hours.

b)	Supplier shall not charge Alcatel for more than 1 ***** per project, unless approved in writing by an authorized Alcatel representative.

9.	SUBCONTRACT CHANGE ORDER (SCO). SCO’s will be allowed for the following situations only.

a)	Expedited projects;

b)	Downtime (caused by Alcatel or Customer)

c)	Scope of work changes authorized by Alcatel.

All SCO’s must be pre-approved by the Alcatel Project Manager. Alcatel will not pay a processing or administrative fee for SCO’s. PM fee shall not be charged to SCO’s with the exception of SCO’s related to increase in ‘scope of work’ changes that are pre-approved by Alcatel Program Management.

10.	SHIPMENT CHARGES.

a)	Alcatel will pay for one consolidated outbound shipment of ***** material. Supplier may include tools/job box in this consolidated shipment.

b)	All domestic inbound/return shipments of tools/job boxes must be shipped by surface method and in accordance with the Alcatel Routing Guide.

c)	Domestic air shipment for inbound/return shipments of tool/job boxes is not allowed unless pre-approved in writing by Alcatel’s Program Manager.

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

d)	International inbound/return shipments of tools/job boxes must be pre-approved in writing by Alcatel’s Program Manager and if approved coordinated with the Alcatel Traffic Management Department.

e)	Excess Supplier owned material inbound/return shipments must be pre-approved in writing by Alcatel’s Program Manager

f)	The use of Alcatel’s carriers to ship tools/job boxes/material does not constitute Alcatel’s acceptance of liability for damage during shipment. The Supplier retains risk of loss and is responsible for insuring its tool/job boxes/materials during shipping.

11.	TEST EQUIPMENT. If Supplier is required to furnish test equipment for a project, the Supplier must coordinate with the Alcatel Subcontract Administration Department’s test equipment coordinator prior to renting or acquiring such equipment.

12.	*****

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

*****

*****
	X	X	X											X
	X	X	X											X
	X	X	X											X
	X	X	X											X
	X	X												X
	X	X																		X
				X	X		X	X	X
				X	X		X	X	X
				X	X		X	X	X
				X	X					X
																		X	X
																						X	X
											X		X
				X																	X
						X	X					X
X
											X		X
X

X
X
X

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

*****

*****
	X	X				X	X

	X	X				X	X
X
X
									X	X
X
	X					X
	x				X		X	X
X

			X				X				X

X

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

*****

April 1, 2004

Network Services Division – Subcontract Agreement

Amendment No. 8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.